UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2026

BIOFORCE NANOSCIENCES HOLDINGS, INC.

(Name of Small Business Issuer in its charter)

Nevada	000-51074	74-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2020 General Booth Blvd.
Suite 230
Virginia Beach, VA 23454

(Address of principal executive offices)

Registrant’s telephone number: (757) 306-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 8.01 – VOLUNTARY DISCLOSURE OF OTHER EVENTS

BioForce NanoScience Holdings, Inc. has a group of individuals who are its Officers, Board of Directors, and Advisory Board Members.

The following table provides information concerning our officers and directors. All directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.

Merle Ferguson	Director
Richard Kaiser	Director/CEO (Interim) /CFO/ Secretary
Scott Mager	Director (1)(2)

(1) Appointed General Counsel - 5/19/2026

(1) Appointed Director - 6/15/2026

On May 19, 2026, the Company established an "Advisory Board." Subsequently, the Board offered two people advisory board positions, Mr. Stuart Yarbrough and Mr. Edward Mathias, who then accepted their “Advisory Board” positions with the Company. The position is a three (3)- year term ending May 19, 2029.

On May 19, 2026, the Board appointed Mr. Scott Mager, Attorney-at-Law, from Ft. Lauderdale, Florida, to be the Company's General Counsel. Mr. Magar’s General Counsel contract is for 3- years.

On June 15, 2026, The Board of Directors appointed Scott Mager, as a Director. There are no arrangements or understandings between the newly appointed director and any other person pursuant to which Mr. Mager was selected as a director. There are no related party transactions between the Company and the newly appointed director that would require disclosure under Item 404(a) of Regulation S-K. - years.

On June 17, 2026, the Company’s Board of Directors appointed Richard Kaiser as the Company’s interim Chief Executive Officer (CEO). Mr. Kaiser has been an officer and director of the Company since July 1, 2013. He currently maintains roles as the Company’s Chief Financial Officer, Secretary, and Director.

Advisory Board Biographies

Stuart Yarbrough

Stuart J. Yarbrough is currently an active private investor whose professional experience includes over 20 years in public accounting, primarily with Ernst & Young and BDO Seidman. He then served as the chief executive partner of 3Point Capital Partners, a company he co-founded, which provided investment banking services and venture debt financing to growth companies, closing merger and sell transactions with total value in excess of $2.5 Billion. As an “audit committee financial expert,” Mr. Yarbrough has served on over 20 corporate private and public boards as well as typically served as chair of the audit and risk committees of such companies. With his public accounting experiences, his investment banking experiences and his board and audit and risk committee experiences, he brings significant experiences relative to such related matters. Mr. Yarbrough has a bachelor’s degree in management sciences-accounting from Duke University and is a CPA. Mr. Yarbrough attended Duke University on a basketball scholarship and was named to the Atlantic Coast Conference Honor Roll for achieving outstanding academic and athletic achievement.

Edward Mathias

Edward J. Mathias is currently a senior advisor to The Carlyle Group, a global alternative asset management firm. He was instrumental in the formation of The Carlyle Group and assisted in raising the firm’s initial capital; eventually joining the firm full-time in 1992. He has held various investment roles in the firm and served as a member of the firm’s Board of Directors when it went public. Prior to this, Mr. Mathias was a long-time member of the Management Committee and Board of Directors at T. Rowe Price Associates, Inc., a major investment management organization, having spent over 20 years at the firm. Mr. Mathias is an active investor in and advisor to several investment firms as well as private equity funds and venture/growth companies. To these roles, he brings significant experience in both the public and private markets. Mr. Mathias holds an M.B.A. from the Harvard Business School and an undergraduate degree from the University of Pennsylvania where he currently serves as a Trustee Emeritus. Upon college graduation, he served 5 years as a Supply Corps Office in the US Navy.

Biography - Scott Mager - Director / General Counsel

Scott Mager graduated from University of Florida in 1984 and Nova Southeastern Law School in 1988. Mr. Mager brings a wealth of legal, regulatory, and strategic expertise to the Board, serving as a renowned corporate attorney and seasoned trial lawyer licensed across multiple states and the United States Supreme Court. Recognized globally for his professional excellence, he has been named National Litigator of the Year by a prominent multi-billion-dollar corporate conglomerate and holds the highest peer-reviewed rating for both ethical standards and professional ability from the world's leading attorney rating organization. A prolific thought leader, Mr. Mager, has over 150 published articles and lectures on complex legal and business issues. Beyond his legal practice, he has partnered across a variety of successful business and entrepreneurial endeavors, offering vital governance and strategic oversight. A Life Member of the Multi-Million Dollar Advocates Forum, Mr. Mager is also deeply committed to civic leadership, notably receiving the NFL Community Quarterback Award for extraordinary philanthropic service.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for BFNH’s business and operations that involve a number of risks and uncertainties.  BFNH’s forward-looking statements in this report are made as of the date hereof, and the Corporation disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Corporation is identifying certain forward-looking information regarding the Company 's business. Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause future events or results to vary from those addressed in the forward-looking statement include, without limitation, risks and uncertainties arising from the ability of BFNH to successfully implement its business plan; uncertainties relating to the ability to realize the expected benefits of the business; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which BFNH operates, and other risk factors as discussed in the BFNH’s other filings made by the Corporation from time to time with the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2026	BIOFORCE NANOSCIENCES HOLDINGS, INC.

	By:	/s/ Richard Kaiser
Richard Kaiser –Interim Chief Executive Officer, Chief Financial Officer and Director

-3-